                                                                EXHIBIT 10.47


BANK OF MONTREAL                                           AMENDMENT AGREEMENT



To:  BANK OF MONTREAL

     Commercial Banking Unit    MISSISSAUGA MAIN OFFICE
     Amendment Number           ONE
     Branch of Account          ONE ROBERT SPECK PARKWAY, MISSISSAUGA, ONTARIO
     Date                       AUGUST 25TH, 1997

     WHEREAS the undersigned has entered into a FirstBank OVERDRAFT LENDING Agreement dated the 12th day of JUNE, 1996 as amended and supplemented from time to time (the "Agreement") with the Bank of Montreal (the "Bank");

     AND WHEREAS the undersigned and the Bank wish to amend the terms of the Agreement in accordance herewith;
     NOW THEREFORE, the undersigned agree with the Bank that the Agreement be amended effective from the date hereof as follows:

1. Paragraph(s) 1.03 AND 1.04 of the Agreement is/are amended to read as follows:
    1.03 "LOAN LIMIT" SHALL MEAN ---THREE MILLION FIVE HUNDRED THOUSAND --00/100 CANADIAN DOLLARS ($3,500,000.00) OR SUCH LESSER AMOUNT AS MAY BE CALCULATED BY THE BANK OF MONTREAL FROM TIME TO TIME UNDER THE LENDING MARGIN CALCULATION, IF ANY, SET OUT IN THE ADDENDUM HERETO.

    1.04 "LOAN RATE" SHALL MEAN A RATE EQUAL TO THE BANK'S PRIME RATE PLUS QUARTER PER CENT (0.25%) PER ANNUM.

2.  The Addendum to the Agreement is amended to read as follows:

All other terms and conditions of the Agreement remain in full force and effect.

                                      MASCOT TRUCK PARTS INC.

                                         /s/ Barry Schwartz
                                      --------------------------------------
                                      Name    Barry Schwartz
                                      Title   President

                                        /s/ John C. Kent
                                      ---------------------------------------
                                       Name   John C. Kent
                                       Title  Vice President



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
                                                                EXHIBIT 10.47


BANK OF MONTREAL                                           AMENDMENT AGREEMENT



To:  BANK OF MONTREAL

     Commercial Banking Unit    MISSISSAUGA MAIN OFFICE
     Amendment Number           ONE
     Branch of Account          ONE ROBERT SPECK PARKWAY, MISSISSAUGA, ONTARIO
     Date                       AUGUST 25TH, 1997

     WHEREAS the undersigned has entered into a FirstBank OVERDRAFT LENDING Agreement dated the 12th day of JUNE, 1996 as amended and supplemented from time to time (the "Agreement") with the Bank of Montreal (the "Bank");

     AND WHEREAS the undersigned and the Bank wish to amend the terms of the Agreement in accordance herewith;
     NOW THEREFORE, the undersigned agree with the Bank that the Agreement be amended effective from the date hereof as follows:

1. Paragraph(s) 1.03 AND 1.04 of the Agreement is/are amended to read as follows:
    1.03 "LOAN LIMIT" SHALL MEAN ---THREE MILLION FIVE HUNDRED THOUSAND --00/100 CANADIAN DOLLARS ($3,500,000.00) OR SUCH LESSER AMOUNT AS MAY BE CALCULATED BY THE BANK OF MONTREAL FROM TIME TO TIME UNDER THE LENDING MARGIN CALCULATION, IF ANY, SET OUT IN THE ADDENDUM HERETO.

    1.04 "LOAN RATE" SHALL MEAN A RATE EQUAL TO THE BANK'S PRIME RATE PLUS QUARTER PER CENT (0.25%) PER ANNUM.

2.  The Addendum to the Agreement is amended to read as follows:

All other terms and conditions of the Agreement remain in full force and effect.

                                      KING-O-MATIC INDUSTRIES LIMITED

                                         /s/ Gordon King
                                      --------------------------------------
                                      Name    Gordon King
                                      Title   President

                                        /s/ John C. Kent
                                      ---------------------------------------
                                       Name   John C. Kent
                                       Title  Vice President



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